Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE	PAGE 1
For the collection period ended 11-26-2005

A.	DATES	Begin	End	# days

1	Determination Date		12/16/2005

2	Payment Date		12/20/2005

3	Collection Period	10/30/2005	11/26/2005	28

4	Monthly Interest Period - Actual/360	11/16/2005	12/19/2005	34

5	Monthly Interest - 30/360			34

B. SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	285,000,000.00	285,000,000.00	35,575,687.98	249,424,312.02	0.8751730
7	Class A-2 Notes	288,000,000.00	288,000,000.00	—	288,000,000.00	1.0000000
8	Class A-3 Notes	435,000,000.00	435,000,000.00	—	435,000,000.00	1.0000000
9	Class A-4 Notes	226,188,000.00	226,188,000.00	—	226,188,000.00	1.0000000
10	Subordinated Certificate	28,408,655.00	28,408,655.00	—	28,408,655.00	1.0000000

11	Total Securities	$1,262,596,655.00	$1,262,596,655.00	$35,575,687.98	$1,227,020,967.02

12	Net Pool Balance	$1,364,964,811.90	$1,364,964,811.90		$1,325,364,091.30

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	4.3664%	1,175,289.33	4.1238222	36,750,977.31	128.9507976
14	Class A-2 Notes	4.7300%	1,286,560.00	4.4672222	1,286,560.00	4.4672222
15	Class A-3 Notes	4.8000%	1,972,000.00	4.5333333	1,972,000.00	4.5333333
16	Class A-4 Notes	4.8600%	1,038,202.92	4.5900000	1,038,202.92	4.5900000

	Total Securities		5,472,052.25		41,047,740.23

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	26,030,735.49
18	Scheduled Interest Payments Received	3,555,696.92
19	Prepayments of Principal Received	377,386.35
20	Liquidation Proceeds	13,109,262.85
21	Recoveries Received	—
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	43,073,081.61

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 86)	10,118.39

26	Total Available Funds, prior to Servicer Advances	43,083,200.00

27	Servicer Advance (Item 69)	—

28	Total Available Funds + Servicer Advance	43,083,200.00

29	Reserve Account Draw Amount (Item 72)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	43,083,200.00

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 75)	—
32	Servicing Fees (Item 39)	1,052,163.88
33	Class A Noteholder Interest (Item 48)	5,472,052.25
34	Principal Distribution Amount (Item 73)	35,575,687.98
35	Amount Paid to Reserve Account to Reach Specified Balance	983,295.89
36	Other Amounts Paid to Trustees	—

37	Certificateholders Principal Distribution Amount	—

38	Remaining Funds to Seller	—

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-26-2005	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

39	Servicing Fees	1,052,163.88	—	1,052,163.88

	Pro rata:
40	Class A-1 Interest	1,175,289.33	—	1,175,289.33
41	Class A-2 Interest	1,286,560.00	—	1,286,560.00
42	Class A-3 Interest	1,972,000.00	—	1,972,000.00
43	Class A-4 Interest	1,038,202.92	—	1,038,202.92
44	Class A-1 Interest Carryover Shortfall	—	—	—
45	Class A-2 Interest Carryover Shortfall	—	—	—
46	Class A-3 Interest Carryover Shortfall	—	—	—
47	Class A-4 Interest Carryover Shortfall	—	—	—

48	Class A Noteholder Interest	5,472,052.25	—	5,472,052.25

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
49	Beginning Note Balance - All Classes			1,262,596,655.00
50	Beginning Net Pool Balance		1,364,964,811.90
51	Receipts of Scheduled Principal		(26,030,735.49)
52	Receipts of Prepaid Principal		(377,386.35)
53	Liquidation Proceeds		(13,109,262.85)
54	Other Collections of Principal		—
55	Principal Amount of Repurchases		—
56	Principal Amount of Defaulted Receivables		(83,335,91)

57	Ending Net Pool Balance		1,325,364,091.30
57	Yield Supplement Overcollateralization Amount		98,343,124.28

59	Adjusted Pool Balance		1,227,020,967.02
60	Less: Adjusted Pool Balance - End of Collection Period			1,227,020,967.02

61	Calculated Principal Distribution Amount			35,575,687.98

	Calculation of Servicer Advance:
62	Available Funds, prior to Servicer Advances (Item 26)			43,083,200.00
63	Less: Prior Advance Reimbursement (Item 31)			—
64	Less: Servicing Fees Paid (Item 32)			1,052,164.88
65	Less: Interest Paid to Noteholders (Item 33)			5,472,052.25
66	Less: Calculated Principal Distribution (Item 61)			35,575,687.98

67	Equals: Remaining Available Funds before Servicer Advance			983,295.89
68	Monthly Loan Payments Due on Included Units but not received (N/A if Item 67 > 0)			N/A

69	Servicer Advance (If Item 67 < 0, lesser of Item 67 and Item 68, else 0)			—

	Calculation of Reserve Account Draw Amount:
70	Remaining Available Funds, before Reserve Account Draw (Item 67 plus Item 69)			983,295.89
71	Available Funds Shortfall Amount (If Item 70 < 0, Item 70, else 0)			—

72	Reserve Account Draw Amount (If Item 71 is > 0, Lesser of Reserve Acct Balance and Item 71)			—

73	Principal Distribution Amount (Item 61 - Available Funds Shortfall + Reserve Account Draw Amt)			35,575,687.98

	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance			—
75	Less: Prior Advance Reimbursement			—
76	Plus: Additional Payment Advances for Current Period			—

77	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-26-2005	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
78	Specified Reserve Account Balance (Lesser of (a) $9,469,474.91, and (b) the aggregate note balance)		9,469,474.91
79	Initial Reserve Account Balance		6,312,983.28

80	Beginning Reserve Account Balance		6,312,983.28
81	Plus: Net Investment Income for the Collection Period		10,118.39

82	Subtotal: Reserve Fund Available for Distribution		6,323,101.67
83	Plus: Deposit of Excess Available Funds (Item 35)		983,295.89
84	Less: Reserve Account Draw Amount (Item 72)		—

85	Subtotal Reserve Account Balance		7,306,397.56
86	Less: Reserve Account Excess Amount to Available Funds (If Item 85 > Item 78)		—

87	Equals: Ending Reserve Account Balance		7,306,397.56

88	Change in Reserve Account Balance from Immediately Preceding Payment Date		993,414.28

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Initial	Current

89	Net Pool Balance	1,364,964,812	1,325,364,091
90	Number of Current Contracts	84,775	83,840
91	Weighted Average Loan Rate	3.42%	3.41%
92	Average Remaining Term	48.9	48.4
93	Average Original Term	57.9	57.9

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance

94	Aggregate Outstanding Principal Balance of Charged Off Receivables	4	83,336
95	Liquidation Proceeds on Related Vehicles		—
96	Recoveries Received on Receivables Previously Charged Off		—

97	Net Principal Losses for Current Collection Period	4	83,336

98	Beginning Net Principal Losses	—	—
99	Net Principal Losses for Current Collection Period	4	83,336

100	Cumulative Net Principal Losses	4	83,336

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance

101	Current	99.54%	83,395	1,319,233,489
102	31 - 60 Days Delinquent	0.46%	445	6,130,602
103	61 - 90 Days Delinquent	0.00%	—

104	Total	100.00%	83,840	1,325,364,091